TO:  The Securities and Exchange Commission
     Washington, D.C. 20549

RE:  Cemreil Group, Inc.



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Cemreil Group, Inc. on Form SB-1 of our report dated October 17, 2002 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Cordovano and Harvey, P.C.


Cordovano and Harvey, P.C.
Denver, Colorado
December 17, 2002